EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Fiscal Quarter End Report of American Fidelity Deposit Corporation (the Company) on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being, Thomas J. Heckman, Chief Executive Officer and Chief Financial Officer of the Company, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Thomas J. Heckman	/s/ Thomas J. Heckman
Thomas J. Heckman Chief Executive Officer	Thomas J. Heckman Chief Financial Officer

Dated:  November 7, 2002